                                                                   EXHIBIT 10.45

                                VOTING AGREEMENT

                  THIS VOTING AGREEMENT is made October 27, 2003, among Hospitality Properties Trust, a Maryland real estate investment trust ("HPT"), Six Continents Hotels, Inc., a Delaware corporation ("SCH") and those stockholders of Candlewood Hotel Company, Inc. ("CHC") listed on Schedule A, as updated from time to time in accordance with Section 5.10 hereof (the "Stockholders").

                                    RECITALS:

                  1. As of the date hereof, each Stockholder beneficially owns and is entitled to vote the number of (a) shares of common stock, par value $0.01 per share ("CHC Common Stock"), of CHC or (b) shares of Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of CHC ("CHC Series A Stock") or (c) shares of Series B Cumulative Convertible Preferred Stock, par value $0.01 per share, of CHC ("CHC Series B Stock", and collectively with the CHC Series A Stock, the "CHC Preferred Stock") set forth opposite such Stockholder's name on Schedule B hereto.

                  2. HPT and CHC and certain of its affiliates are contemporaneously entering into that certain Purchase and Sale Agreement (the "Hotel Purchase Agreement"), SCH and CHC are contemporaneously entering into that certain Asset Purchase and Sale Agreement (the "Brand Purchase Agreement") and HPT CW Properties Trust, John G. Murray, Trustee of HPT CW MA Realty Trust, HH HPT CW II Properties LLC, HPT, CHC and Candlewood Leasing No. 1, Inc. are contemporaneously entering into that certain Termination Agreement (the "Termination Agreement", and together with the Hotel Purchase Agreement and the Brand Purchase Agreement, the "Transaction Agreements").

                  3. In order to induce HPT, SCH and their respective affiliates to enter into the Transaction Agreements and perform their respective obligations thereunder, the Stockholders desire to make certain representations, warranties and agreements.

                  In consideration of the foregoing, the parties agree as follows:

                                   SECTION I

                                   DEFINITIONS

                  The terms set forth below shall have the following meanings:

         1.1 "beneficially own": shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934 Act, as amended (the "1934 Act").

         1.2 "CHC Charter Documents": shall mean CHC's Restated Certificate of Incorporation (including any Certificates of Designation) and by-laws, in each case, as amended.

         1.3 "CHC Stock": shall mean the CHC Common Stock and the CHC Preferred Stock.

         1.4 "Discretionary Accounts": shall mean (i) JPMorgan Chase Bank, formerly known as Morgan Guaranty Trust Company of New York, as Trustee of the Commingled Pension Trust Fund (Multi-Market Special Investment Fund II) of JPMorgan Chase Bank, (ii) JPMorgan Chase Bank, formerly known as Morgan Guaranty Trust Company of New York, as Trustee of the Multi-Market Special Investment Trust Fund of JPMorgan Chase Bank, (iii) JPMorgan Chase Bank, formerly known as Morgan Guaranty Trust Company of New York, as Investment Manager and Agent for the Alfred P. Sloan Foundation (Multi-Market Account) and (iv) Peck's Management Partners Ltd.

         1.5 "Effective Time": shall mean the time at which the transactions contemplated by the Transaction Agreements close.

         1.6      "Party": shall mean HPT, SCH and each of the Stockholders.

         1.7 "Person": shall mean an individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including any domestic or foreign governmental, administrative, judicial or regulatory authority.

         1.8 "Purchase Proposal": shall mean any offer or proposal concerning any (A) merger, consolidation, business combination, or similar transaction involving CHC or any of its subsidiaries, (B) sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of assets representing 25% or more of the consolidated assets of CHC and its subsidiaries or any of (x) the "Properties" (as defined in the Hotel Purchase Agreement) or (y) the "Assets" (as defined in the Brand Purchase Agreement), (C) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for such securities) of CHC or any of the "Sellers" (as defined in the Hotel Purchase Agreement), (D) transaction in which any person shall acquire beneficial ownership, or the right to acquire beneficial ownership or any group shall have been formed which beneficially owns or has the right to acquire beneficial ownership of 25% or more of the outstanding voting capital stock of CHC or (E) any combination of the foregoing; provided however, that any offer or proposal relating to the transactions contemplated by the Transaction Agreements shall not constitute a "Purchase Proposal".

         1.9 "Transfer" shall mean any sale, transfer, assignment, pledge, encumbrance or other disposition, including through any "short sale" or derivative transactions.

                                   SECTION II

                         REPRESENTATIONS AND WARRANTIES
                              OF THE STOCKHOLDERS

         2.1 Representations and Warranties of the Stockholders. Each Stockholder represents and warrants, severally but not jointly, to HPT:

                  (a) Ownership of CHC Stock. Set forth in Schedule B opposite the name of such Stockholder are all shares of CHC Stock owned of record or beneficially by such Stockholder as of the date hereof. Except as set forth in Schedule B, (i) such Stockholder has the exclusive right to vote such securities in the manner required under this Agreement and (ii) there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or voting of any such securities (other than this Agreement) which would prevent such Stockholder from voting such securities in the manner required under this Agreement; provided that with respect to shares of CHC Stock held in the Discretionary Accounts, such representation is qualified by, subject to, and does not apply to the extent of, any rights of the beneficial owners or clients of the Discretionary Accounts to cause a Transfer of such securities or to have such securities returned to them and thereafter to vote or cause such securities to be voted.

                  (b) Organization of Certain Stockholders. If such Stockholder is a corporation, partnership, limited liability company or other entity, such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation.

                  (c) Authority to Execute and Perform Agreements. Such Stockholder has the requisite power and authority required to enter into, execute and deliver this Agreement and to perform fully such Stockholder's obligations hereunder. The execution and delivery of this Agreement by such Stockholder have been duly authorized by all requisite organizational action, if any, on the part of such Stockholder. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other laws affecting creditors' rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (d)      No Conflicts; Consents.

                           (i)      The execution and delivery by such
                  Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under (A) any contract, agreement or other binding arrangement to which such Stockholder is a party or (B) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator applicable to such Stockholder.

                           (ii) No consents, authorizations, orders or approvals of any governmental commission, board, or other regulatory body are required to be obtained or made by such Stockholder in connection with the execution and delivery by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby.

                  (e) Investigation. Such Stockholder has had a full opportunity to review and discuss this Agreement and the Transaction Agreements and to ask all questions of HPT, SCH, CHC and CHC's directors and executive officers necessary in order for such Stockholder to make an informed decision to enter into this Agreement.

         2.2 Representations and Warranties of HPT and SCH. Each of SCH and HPT, in each instance solely with respect to itself, represents and warrants to the Stockholders that (i) it is duly organized and validly existing under the laws of the jurisdiction of its formation, (ii) it has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (iii) it has duly authorized, by all necessary action, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by HPT and SCH, (iv) its execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under (A) any contract, agreement or other binding arrangement to which it is a party or (B) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator applicable to it, (v) no consents, authorizations, orders or approvals of any governmental commission, board, or other regulatory body are required to be obtained or made by it in connection with it execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and (vi) this Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other laws affecting creditors' rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                  SECTION III

                            VOTING; WAIVER OF RIGHTS

         3.1 Agreement to Vote. Each Stockholder hereby agrees that, at any meeting of the stockholders of CHC, however called, and at every adjournment thereof, and in any action by written consent of the stockholders of CHC, to vote all of the shares of CHC Stock to which he is entitled to vote (including, without limitation, shares of any class of CHC Preferred Stock whether such shares are to be voted separately as a class or, together with shares of other classes or on an as-converted basis, each in accordance with CHC's Charter Documents, as applicable):

                  (a) in favor of (i) approval of the terms of the transactions contemplated by the Transaction Agreements, with any modifications that are approved by such Stockholder, (ii) any action required to consummate such transactions and (iii) the adoption of the Plan of Dissolution of CSC in substantially the form attached hereto as Exhibit A with any modifications that are approved by such Stockholder, provided that each of the matters listed in clauses (i), (ii) and (iii) of this Section 3.1(a) are contemporaneously approved;

                  (b)      against any Purchase Proposal;

                  (c) prior to the Effective Time, against any action or proposal involving CHC or any CHC subsidiary that is intended, or could reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the Transaction Agreements;

                  (d) in favor of the amendment to CHC's certificate of incorporation to change the name of CHC; and

                  (e) in favor of the adoption of the Certificate of Amendment of Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of Series A Cumulative Convertible Preferred Stock and Series B Cumulative Convertible Preferred Stock of CHC, in the form attached hereto as Exhibit B.

                                   SECTION IV

                                    COVENANTS

         4.1 No Disposition of Shares Prior to Effective Time. Each Stockholder covenants and agrees that, prior to the Effective Time, such Stockholder shall not Transfer any of the shares of CHC Stock set forth opposite his name on Schedule B as to which such Stockholder has or shares dispositive power; provided that with respect to shares of CHC Stock held in the Discretionary Accounts, such representation is qualified by, subject to, and does not apply to the extent of, any right of the beneficial owners or clients of the Discretionary Accounts to cause a Transfer of such securities or to have such securities returned to them and thereafter to vote or cause such securities to be voted.

         4.2 Voting Arrangements. Each Stockholder covenants and agrees that, except pursuant to this Agreement, prior to the Effective Time such Stockholder shall:

                  (a) not act in concert with any Person to solicit or participate, directly or indirectly, in any solicitation of proxies or powers of attorney or similar rights to vote from any holder of CHC Stock, or with respect to any action, proposal, transaction or agreement that would reasonably be expected to lead to a Purchase Proposal, or to recommend that the Stockholders vote in favor of a Purchase Proposal except as otherwise expressly provided by
Section 3 of this Agreement;

                  (b) not, directly or indirectly: (A) solicit, initiate, encourage, take any action to facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any proposal or offer (including any proposal or offer to the Stockholders) that constitutes or may reasonably be expected to lead to any Purchase Proposal, (B) furnish to any Person other than HPT, SCH or their respective affiliates any information with respect to any Purchase Proposal (except as required by law or regulatory authority), (C) participate in or engage in discussions or negotiations with any Person with respect to any Purchase Proposal, except to notify such Person as to the existence of these provisions, (D) approve, endorse or recommend any Purchase Proposal, or (E) enter into any letter of intent or similar document or any agreement, commitment or understanding contemplating or otherwise relating to any Purchase Proposal or a transaction contemplated thereby. Each Stockholder shall, and each Stockholder other than the Discretionary Accounts and J.P. Morgan Partners (SBIC), LLC (formerly known as Chase Venture Capital Associates, L.P.) shall cause its affiliates to, immediately cease and cause to be terminated all existing discussions or negotiations with any parties conducted heretofore with respect to a Purchase Proposal; and

                  (c) Notwithstanding any of the provisions of this Agreement, if a Stockholder is a member of the Board of Directors of CHC or has an officer, employee or other representative who is a member of the Board of Directors of CHC, nothing herein shall be construed to obligate such Stockholder or such officer, employee or representative to act in his capacity as a director in any manner which may conflict with such Stockholder's or such officer's, employee's or representative's fiduciary duties as a director of CHC.

                                    SECTION V

                                  MISCELLANEOUS

         5.1      Termination.

                  (a) This Agreement shall terminate, and none of the Parties hereto shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of (i) the consent of each of HPT, SCH and each Stockholder, (ii) the termination of either the Hotel Purchase Agreement or the Brand Purchase Agreement or (iii) February 28, 2004.

                  (b) This Agreement shall terminate with respect to a Discretionary Account and such Discretionary Account shall have no further obligations hereunder, at such time as shares of CHC Stock are no longer held in such Discretionary Account.

         5.2 Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the Party making the same, shall specify the section of this Agreement pursuant to which it is given or being made, and shall be deemed given or made (i) on the date delivered if delivered by telecopy or in person, or (ii) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

                  If to HPT, to:

                  Hospitality Properties Trust
                  400 Centre Street
                  Newton, Massachusetts 02458
                  Attn: John G. Murray
                  Telecopy No.: 617.969.5730

                  with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109
                  Attn: Richard Teller
                  Telecopy No.: (617) 338-2880

                  If to SCH, to:

                  Six Continents Hotels, Inc.
                  Suite 100
                  Three Ravinia Drive
                  Atlanta, Georgia 30346-2149
                  Attn: Robert Gunkel

                  with copies to:

                  Six Continents Hotels, Inc.
                  Suite 100

                  Three Ravinia Drive
                  Atlanta, Georgia 30346-2149
                  Attn: Robert Jackman

                  Sutherland Asbill & Brennan LLP
                  999 Peachtree Street, N.E.
                  Suite 2300
                  Atlanta, Georgia 30309-3996
                  Attn: James Kacena, Esq.

                  If to the Stockholders, to:

                  such Stockholder at the address set forth on Schedule A;

                  with a copy to (only with respect to holders of CHC Preferred Stock):

                  Sullivan & Cromwell LLP
                  125 Broad Street
                  New York, NY 10004
                  Attn: John Evangelakos

or to such other representative or at such other address of a Party as such Party may furnish to the other Parties in writing.

         5.3      Interpretation.

                  (a) When a reference is made in this Agreement to a section or schedule such reference shall be to a section or schedule of this Agreement unless otherwise clearly indicated to the contrary.

                  (b) The schedules and all documents expressly referred to in this Agreement are incorporated into this Agreement and are made a part of this Agreement as if set out in full.

                  (c) The titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement.

                  (d) The words "hereof", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (e) The plural of any defined term shall have a meaning correlative to such defined term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

                  (f) The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring a Party by virtue of the authorship of any provision of this Agreement.

         5.4 Assignment; Successors in Interest. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the Parties. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their successors and assigns, and any reference to a Party shall also be a reference to a successor or assign. For the avoidance of doubt, the preceding sentence shall not apply to any beneficial owner or client of a Discretionary Account to which shares of CHC Stock have been returned.

         5.5 No Third-Party Beneficiaries. With the exception of the Parties and Intercontinental Hotel Group Resources, Inc., which the Parties agree is an intended third party beneficiary to the extent a vote in favor of the transactions contemplated by the Brand Purchase Agreement is required, there shall exist no right of any Person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

         5.6 Amendments. To the extent permitted by law, this Agreement may be amended only by a subsequent writing signed by all of the Parties.

         5.7      Controlling Law; Integration; Waiver; Waiver of Trial by Jury.

                  (a) This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to the Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the application of Delaware principles of conflicts of laws.

                  (b) This Agreement supersedes all negotiations, agreements and understandings among the Parties with respect to the subject matter of this Agreement, constitutes the entire agreement among the Parties. The failure of any Party at any time or times to require performance of any provisions of this Agreement shall in no manner affect the right to enforce the same.

                  (c) No waiver by any Party of any conditions, or of the breach of any term, provision, warranty, representation, agreement or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach of any other term, provision, warranty, representation, agreement or covenant contained in this Agreement.

                  (d) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH

WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7(d).

         5.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the Parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

         5.9 Further Assurances. Each Party shall execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

         5.10 Additional Stockholders. The Parties agree that, from time to time after the date hereof, additional Stockholders may be added as parties hereto by executing a counterpart of this Agreement or an instrument, reasonably acceptable to HPT, whereby such Stockholder shall join in and become a party to this Agreement as a Stockholder and shall agree to be bound by and to perform all obligations of a Stockholder hereunder, without in either case further action by any Party. In each such event, the Schedules A and B shall be updated to reflect information relating to such Stockholder.

         5.11 Specific Performance. The Parties agree that the remedy at law for any breach of this Agreement will be inadequate and that any Party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such Party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other equitable relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each Party waives any objection to the imposition of such equitable relief on the basis that there is an adequate remedy at law.

         5.12 Several and Not Joint Obligations. The obligations of the Stockholders under this Agreement are the several and not joint obligations, each Stockholder has made an individual and separate decision relating to his execution of this Agreement, and the Stockholders shall not by action of this Agreement (i) be deemed to be acting in concert or as a "group" (within the meaning of Section 13(d)(3) of the 1934 Act) or (ii) be deemed to have formed a partnership or joint venture.

         5.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts.

         5.14 Declaration of Trust of HPT. The Declaration of Trust of HPT, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that the name "Hospitality Properties Trust" refers to the trustees under such Declaration of Trust collectively as trustees, but not individually or personally, and that no trustee, officer, stockholder, employee or agent of HPT shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, HPT. All persons dealing with HPT in any way shall look only to the assets of HPT for the payment of any sum or the performance of any obligation.

         5.15 Non-Recourse. Notwithstanding anything contained in this Agreement to the contrary, it is expressly understood and agreed by the parties hereto that each and every warranty, representation, covenant and agreement made in this Agreement on the part of any of the Stockholders which is a corporation, trust, partnership or limited liability company was not made or intended to be made as a personal or individual warranty, representation, covenant or agreement on the part of the incorporator or any stockholder (including any holder of preferred stock of CHC), director, officer, trustee, member, manager, agent, general or limited partner, past, present or future, of a Stockholder, and no personal or individual liability or responsibility is assumed by and no recourse at any time shall be asserted or enforced against, any such incorporator, stockholder (including any holder of preferred stock of CHC), director, officer, trustee, member, manager, agent, general or limited partner, past, present or future, of such Stockholder, or any of them, all of such recourse, whether in common law, in equity, by statute or otherwise) is hereby forever waived and released, provided that for purposes of obtaining specific performance only and for no other purpose whatsoever, this Agreement may be enforced against the general partner of any Stockholder which is a limited partnership and provided further that the provisions of this Section 5.15 shall have no application to any Stockholder who is a natural person with respect to whom the warranties, representations, covenants and agreements are personal and individual and against whom there shall be recourse and individual liability and responsibility.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, each of the parties hereto had caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                 Hospitality Properties Trust

                                 By: /s/ John G. Murray
                                     --------------------------------
                                     Name: John G. Murray
                                     Title: President

                                 Six Continents Hotels, Inc.

                                 By: /s/ Stevan D. Porter
                                     --------------------------------
                                     Name: Stevan D. Porter
                                     Title: Chairman and President, The Americas

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 J.P. Morgan Partners (SBIC), LLC,
                                 formerly known as
                                 Chase Venture Capital Associates, L.P.

                                       By: /s/ David Gilbert
                                           --------------------------------
                                           Name: David Gilbert
                                           Title: Managing Director

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 JPMorgan Chase Bank, formerly known
                                 as Morgan Guaranty Trust Company of
                                 New York, as Trustee of the
                                 Commingled Pension Trust Fund
                                 (Multi-Market Special Investment
                                 Fund II) of JPMorgan Chase Bank

                                       By: /s/ Joan Huggins
                                           ---------------------------------
                                           Name: Joan Huggins
                                           Title: Vice President

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 JPMorgan Chase Bank, formerly known as Morgan Guaranty Trust Company of New York, as Trustee of the Multi-Market Special Investment Trust Fund of JPMorgan Chase Bank

                                       By: /s/ Joan Huggins
                                           ---------------------------------
                                           Name: Joan Huggins
                                           Title: Vice President

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 JPMorgan Chase Bank, formerly known as Morgan Guaranty Trust Company of New York, as Investment Manager and Agent for the Alfred P. Sloan Foundation (Multi-Market Account)

                                       By: /s/ Joan Huggins
                                           ---------------------------------
                                           Name: Joan Huggins
                                           Title: Vice President

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 Olympus Executive Fund, L.P.

                                 By:
                                       General Partner

                                       By: /s/ Robert S. Morris
                                           -------------------------
                                           Name: Robert S. Morris
                                           Title: Managing Member

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 Olympus Growth Fund II, L.P.

                                 By:
                                       General Partner

                                       By: /s/ Robert S. Morris
                                           ---------------------------------
                                           Name: Robert S. Morris
                                           Title: Managing Member

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 Peck's Management Partners Ltd.

                                 By: Peck's Management Partners
                                     as Investment Manager and Agent

                                       By: /s/ Robert J. Cresci
                                           -------------------------
                                           Name: Robert J. Cresci
                                           Title: Managing Director

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 Equity-Linked Investors-II

                                 By: Rohit M. Desai Associates-II
                                     General Partner

                                      By: /s/ Frank J. Pados
                                          -------------------------
                                          Name: Frank J. Pados
                                          Title: Attorney-In-Fact

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 Private Equity Investors III, L.P.

                                 By: Rohit M. Desai Associates-II
                                     General Partner

                                     By: /s/ Frank J. Pados
                                         -------------------------
                                         Name: Frank J. Pados
                                         Title: Attorney-In-Fact

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 MONY Life Insurance Company

                                 By: J. ROMEO & CO. as nominee
                                     for MONY Life Insurance Company

                                     By: /s/ Raymond Duffy
                                         ---------------------------------
                                         Name: Raymond Duffy
                                         Title: A Partner

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 Jack P. DeBoer

                                  /s/ Jack P. DeBoer
                                 ----------------------------------------
                                 Jack P. DeBoer

                      [Signature page to Voting Agreement]

                                 STOCKHOLDER:

                                 Arbor Lake Club, Ltd.

                                 By: Lennar Commercial Properties, Inc.,
                                     its General Partner

                                     By: /s/ Jeffrey P. Krasnoff
                                         ----------------------------------
                                         Name: Jeffrey P. Krasnoff
                                         Title: President

                      [Signature page to Voting Agreement]

                                   SCHEDULE A

                         STOCKHOLDER                                             ADDRESS
                         -----------                                             -------
J.P. Morgan Chase Partners (SBIC), LLC, formerly                J.P. Morgan Partners
known as Chase Venture Capital Associates, L.P.                 1221 Avenue of the Americas, 40th Floor
                                                                New York, New York 10020

JP Morgan Chase Bank, formerly known as Morgan                  JPMorgan Chase
Guaranty Trust Bank Company of New York, as Trustee of          270 Park Avenue
the Commingled Pension Trust Fund (Multi-Market                 New York, New York 10017
Special Investment Fund II) of JPMorgan Chase Bank

JPMorgan Chase Bank, formerly known as Morgan                   JPMorgan Chase Bank
Guaranty Trust Company of New York, as Trustee of               270 Park Avenue
the Multi-Market Special Investment Trust Fund of               New York, New York 10017
JPMorgan Chase Bank

JPMorgan Chase Bank, formerly known as Morgan Guaranty Trust    JPMorgan Chase Bank
Company of New York, as Investment Manager and Agent for the    270 Park Avenue
Alfred P. Sloan Foundation (Multi-Market Account)               New York, New York 10017

Olympus Executive Fund, L.P.                                    Olympus Partners
                                                                Metro Center, One Station Place
                                                                Stamford, Connecticut 06902

Olympus Growth Fund II, L.P.                                    Olympus Partners
                                                                Metro Center, One Station Place
                                                                Stamford, Connecticut 06902

Peck's Management Partners, Ltd. (Peck's                        Peck's Management Partners, Ltd.
Management Partners as Investment Manager and Agent)            One Rockefeller Plaza
                                                                New York, New York 10020

MONY Life Insurance Company                                     MONY Life Insurance Company
                                                                1740 Broadway
                                                                New York, New York 10019

Equity-Linked Investors-II                                      Desai Capital Management Incorporated
                                                                410 Park Avenue
                                                                New York, New York 10022

Private Equity Investors III, L.P.                              Desai Capital Management Incorporated
                                                                410 Park Avenue
                                                                New York, New York 10022

Jack P. DeBoer                                                  Candlewood Hotel Company, Inc.
                                                                8621 E. 21st Street North
                                                                Suite 200
                                                                Wichita, Kansas 67206

Arbor Lake Club, Ltd.                                           c/o LNR Property Corporation
                                                                1601 Washington Avenue, Suite 800
                                                                Miami Beach, Florida 33139

                                   SCHEDULE B

                                                                        SERIES A         SERIES B        OPTIONS/
                    STOCKHOLDER                       COMMON STOCK      PREFERRED        PREFERRED       WARRANTS
                    -----------                       ------------      ---------        ---------       --------
J.P. Morgan Partners (SBIC), LLC,                                         7,000
formerly known as
Chase Venture Capital Associates, L.P.

JP Morgan Chase Bank, formerly known as Morgan                            7,000
Guaranty Trust Company of New York, as Trustee of
the Commingled Pension Trust Fund (Multi-Market
Special Investment Fund II) of JPMorgan Chase Bank

JPMorgan Chase Bank, formerly known as Morgan                             1,500
Guaranty Trust Company of New York, as Trustee of
the Multi-Market Special Investment Trust Fund of
JPMorgan Chase Bank

JPMorgan Chase Bank, formerly known as Morgan                             1,500
Guaranty Trust Company of New York, as Investment
Manager and Agent for the Alfred P. Sloan
Foundation (Multi-Market Account)

Olympus Executive Fund, L.P.                                                100               49             392

Olympus Growth Fund II, L.P.                                              9,900            4,841          38,728

Peck's Management Partners, Ltd. (Peck's                                  7,000            7,900          63,200
Management Partners as Investment Manager and
Agent)

MONY Life Insurance Company                                               3,250            3,000          24,000

Equity-Linked Investors-II                                                3,500           12,000          96,000

Private Equity Investors III, L.P.                                        3,500           12,000          96,000

Jack P. DeBoer                                           2,271,099        1,000                          275,000

Arbor Lake Club, Ltd.                                                     7,000
                                             Total:      2,271,099       52,250           39,790         593,320